Filed pursuant to Rule 497(e)
Registration Nos. 333-132400/811-21866
HIGHLAND HIGH INCOME FUND
HIGHLAND INCOME FUND
Supplement dated May 2, 2008
To Class A and C Shares Prospectus and Class Z Shares Prospectus,
each dated December 31, 2007
On May 1, 2008, the Board of Trustees of Highland Funds I approved a proposal to allow Highland High Income Fund and Highland Income Fund to enter into short sales of debt securities.
Principal Investment Strategies
The following paragraph is hereby added after the third paragraph in the subsection “Highland High Income Fund—Investment and Risk Summary—Principal Investment Strategies” and after the second paragraph in the subsection “Investment and Risk Information—Principal Investment Strategies.”
     Under normal market conditions, the High Income Fund may enter into short sales of debt securities so long as the market value of all securities sold short by the High Income Fund does not exceed 25% of its total assets.
The following paragraph is hereby added after the fourth paragraph in the subsection “Highland High Income Fund—Investment and Risk Summary—Principal Investment Strategies” and after the sixth paragraph in the subsection “Investment and Risk Information—Principal Investment Strategies.”
     Under normal market conditions, the Income Fund may enter into short sales of debt securities so long as the market value of all securities sold short by the Income Fund does not exceed 25% of its total assets.
Portfolio Contents
The following paragraphs are hereby added to the subsection “Investment and Risk Information—Portfolio Contents.”
     Short Sales. Each Fund may enter into short sales of debt securities from time to time. Subject to the requirements of the 1940 Act and the Code, neither Fund will make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of its total assets. A short sale is a transaction in which a Fund sells a security that it does not own in anticipation that the market price of the security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
     A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund will also be required to designate on its books and records collateral to the extent, if any, necessary so that the aggregate collateral value is at all times equal to the current market value of the security sold short.
     If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will generally realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.
     Although each Fund reserves the right to utilize short sales, Highland is under no obligation to do so.
Principal Risks
In addition, the following paragraph is hereby added to the subsection “Highland High Income Fund—Investment and Risk Summary—Principal Risks,” the subsection “Highland Income Fund—Investment and Risk Summary—Principal Risks” and the subsection “Investment and Risk Information—Principal Risks.”
     Short Selling. Short sales by a Fund that are not made “against-the-box” (that is, when the Fund has an offsetting long position in the asset that it is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows a Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE